UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EVOLENT HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

EVOLENT HEALTH, INC.

2022 Annual Meeting
Vote by June 08, 2022
11:59 PM ET



D84896-P70239

You invested in EVOLENT HEALTH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 09, 2022.**

Get informed before you vote

View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 09, 2022
10:00 AM Eastern Time

Virtually at
https://web.lumiagm.com/209916247
password: evolent2022

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTEVOLENT HEALTH, INC.This is an overview of the proposals being presented at the 2022 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by June 08, 2022 the reverse side to vote these important matters. 11:59 PM ETVoting Items Board Recommends1. Election of Class I and III Directors: Nominees:1A. Craig Barbarosh For1B. Kim Keck For1C. Cheryl Scott For1D. Frank Williams For1E. Seth Blackley For1F. David Farner For1G. Peter Grua For2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for For the fiscal year ending December 31, 2022.3. Proposal to approve the compensation of our named executive officers for 2021 on an advisory basis. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.